Exhibit 10.24

WHEN RECORDED
AND/OR FILED RETURN TO:

Debe Thomas
Bryan Cave HRO
1700 Lincoln Street, Suite 4100
Denver, Colorado  80203

FIRST AMENDMENT

TO

DEED OF TRUST,
MORTGAGE, SECURITY AGREEMENT,
ASSIGNMENT OF PRODUCTION AND PROCEEDS,
FINANCING STATEMENT AND FIXTURE FILING

This First Amendment to Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Proceeds, Financing Statement and Fixture Filing (this “Amendment”), dated to be effective as of March 1, 2013, is among RECOVERY ENERGY, INC., a Nevada corporation (“Debtor”), with an address of 1900 Grant, Suite 720, Denver, Colorado 80203, and HEXAGON, LLC, a Colorado limited liability company, formerly known as Hexagon Investments, LLC (“Secured Party”), with an address of 730 17th Street, Suite 800, Denver, Colorado 80202.

Recitals

A.                By Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Proceeds, Financing Statement and Fixture Filing, dated as of January 29, 2010 (the “Original Deed of Trust”), Debtor granted to Secured Party liens on and security interests in certain property, interests and rights as more specifically described therein.  Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Original Deed of Trust.

B.                The Original Deed of Trust was recorded in the real property records of Banner County, Nebraska on February 26, 2010 in Book Mtg. 70, page 396 and Kimball County, Nebraska on February 26, 2010 in Book 154 Mtg., page 43.

C.                This First Amendment to Deed of Trust is executed to amend and supplement the Original Deed of Trust to add additional Collateral.

Amendment

In consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                Amendments.  The Original Deed of Trust is hereby amended as follows:

“Exhibit A to the Original Deed of Trust is hereby amended and supplemented by adding those Lands described on Exhibit A attached hereto, to the Lands described on Exhibit A to the Original Deed of Trust, and all references to the “Lands” in the Original Deed of Trust are amended accordingly, and all such Lands described on Exhibit A shall be included in the Collateral covered by the Original Deed of Trust.”

2.                Incorporation and References.  This Amendment shall be considered as an amendment and supplement to the Original Deed of Trust.  References in the Original Deed of Trust to “this Instrument” shall be deemed to be references to the Original Deed of Trust as amended by this Amendment.  When used in this Amendment or in the Original Deed of Trust, each reference to a term defined in the Original Deed of Trust which is amended by this Amendment, shall be deemed to be the term as amended by this Amendment.

3.                Confirmation.  Debtor hereby adopts, ratifies, approves and confirms in every respect the Original Deed of Trust as amended by this Amendment, and hereby specifically reaffirms its obligations under the warranties, representations, covenants, agreements and indemnities and other provisions contained in the Original Deed of Trust as amended by this Amendment.  To the extent necessary to confirm the foregoing, Debtor hereby irrevocably:

A.          Real Property.  Grants, bargains, sells, mortgages, assigns, transfers and conveys to Trustee with POWER OF SALE, for the benefit of Secured Party, that part of the Collateral that is real property (including any fixtures that are real property under applicable state law), subject to the assignment of severed and extracted Hydrocarbons and the proceeds thereof made under paragraph C below; TO HAVE AND TO HOLD all of the Collateral that is real property (including any fixtures that are real property under applicable state law), together with all of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or pertaining thereto, to Trustee and its successors and assigns, forever, IN TRUST, NEVERTHELESS, for the security and benefit of Secured Party and its successors and assigns, subject to all of the terms, conditions, covenants, agreements and trusts herein set forth;

B.           Personal Property.  Grants to Secured Party a security interest in that part of the Collateral that is not real property (including any fixtures that are personal property under applicable state law); and

2

C.           Assignment of Production.  Absolutely assigns to Secured Party all of the severed and extracted Hydrocarbons produced from or allocated or attributed to any of the Collateral or any other interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Lands or to any of the estates, property rights or other interests described or referred to above, together with all of the proceeds thereof and all supporting obligations ancillary to or arising in any way in connection therewith.

The Original Deed of Trust as amended by this Amendment also constitutes a mortgage, and to the extent, if any, required to confirm the foregoing, Debtor hereby grants, bargains, sells, mortgages, assigns, transfers and conveys the Collateral to Secured Party.

4.           Miscellaneous.   This Amendment shall bind Debtor and inure to the benefit of Secured Party and their respective successors and assignees.  Except as specifically provided for in this Amendment (a) the Original Deed of Trust and the liens and security interests created thereby shall remain in full force and effect, (b) this Amendment does not modify or affect the terms, conditions or provisions of the Original Deed of Trust, and (c) nothing contained in this Amendment shall be deemed to be, or construed as, a waiver of any such terms, conditions or provisions, or as a waiver of any other term, condition or provision.

Executed on the dates set forth below, to be effective as of March 1, 2013.

[Signature Pages Follow]

3

DEBTORS:
RECOVERY ENERGY, INC., a Nevada corporation

By:
Name:	A. Bradley Gabbard
Title:	President and Chief Financial Officer
Date:	May ____, 2013

ACKNOWLEDGMENT CERTIFICATES

STATE OF COLORADO	)
	)	ss.
CITY AND COUNTY OF DENVER	)

The foregoing instrument was acknowledged before me by A. Bradley Gabbard, as President and Chief Financial Officer of Recovery Energy, Inc., a Nevada corporation, this ____ day of May, 2013, on behalf of such corporation.

My commission expires:
Notary Public
Name: _______________________________

(NOTARIAL SEAL)

[Acknowledgement Page to First Amendment to Deed of Trust]

SECURED PARTY:

HEXAGON, LLC, a Colorado limited liability company
By:	Hexagon, Inc., its Manager

By:
Name:	Brian Fleischmann
Title:	Executive Vice President
Date:	May ____, 2013

ACKNOWLEDGMENT CERTIFICATE

STATE OF COLORADO	)
	)	ss.
CITY AND COUNTY OF DENVER	)

This instrument was acknowledged before me on May __, 2013, by Brian Fleischmann as Executive Vice President of Hexagon, Inc., as Manager of Hexagon, LLC, a Colorado limited liability company, on behalf of the limited liability company.

My commission expires:
Notary Public
Name: _______________________________

[NOTARIAL SEAL]

[Signature and Acknowledgement Page to First Amendment to Deed of Trust]

EXHIBIT “A”

LEASES and LANDS:

Lessor:	Jacob Baluska and Leona Baluska
Lessee:	Edward Mike Davis, L.L.C.
Dated:	December 24, 2009
Recorded:	Book OG 209, Page 435
County:	Kimball, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
Surface to the base of the Greenhorn formation
TOWNSHIP 15 NORTH, RANGE 58 WEST, 6th P.M.
Section 6:  Lots 1, 2, 3, 4, 5, 6, 7, S/2NE, SENW, E/2SW, SE (All)
Section 7:  Lots 1, 2, 3, 4, E/2, E/2W/2
TOWNSHIP 15 NORTH, RANGE 59 WEST, 6th P.M.
Section 12:   All

Lessor:	R. Jolene Satterthwaite
Lessee:	Edward Mike Davis, L.L.C.
Dated:	April 1, 2010
Recorded:	Book OG 210, Page 95
(Corrected at Book OG 210, Page 293)
County:	Kimball, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
All depths
TOWNSHIP 16 NORTH, RANGE 58 WEST, 6th P.M.
Section 31:   Lots 1,2,3,4, E/2, E/2W/2

Lessor:	Charlene A. Miller
Lessee:	Edward Mike Davis, L.L.C.
Dated:	April 2, 2010
Recorded:	Book OG 210, Page 116
(Corrected at Book OG 210, Page 295)
County:	Kimball, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
All depths
TOWNSHIP 16 NORTH, RANGE 58 WEST, 6th P.M.
Section 31:   Lots 1,2,3,4, E/2, E/2W/2
TOWNSHIP 16 NORTH, RANGE 59 WEST, 6th P.M.
Section 24:   N/2, SW

Lessor:	Marvin Sannes as Heir of the Estate of Cheryl K. Sannes, deceased
Lessee:	Edward Mike Davis, L.L.C.
Dated:	April 2, 2010
Recorded:	Book OG 210, Page 98
(Corrected at Book OG 210, Page 299)
County:	Kimball, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
All depths
TOWNSHIP 16 NORTH, RANGE 58 WEST, 6th P.M.
Section 31:   Lots 1,2,3,4, E/2, E/2W/2
TOWNSHIP 16 NORTH, RANGE 59 WEST, 6th P.M.
Section 24:   N/2, SW
Kimball
County, NE

Lessor:	Elaine M. Scheele
Lessee:	Edward Mike Davis, L.L.C.
Dated:	April 21, 2010
Recorded:	Book OG 210, Page 92
County:	Kimball, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
Surface to the base of the Greenhorn formation
TOWNSHIP 15 NORTH, RANGE 58 WEST, 6th P.M.
Section 18:   Lots 1,2,3,4, E/2, E/2W/2

Lessor:	Roger E. Hickman, individually and as Trustee of the Ellis Hickman Family Trust
Lessee:	Edward Mike Davis, L.L.C.
Dated:	April 26, 2010
Recorded:	Book OG 210, Page 307
County:	Kimball, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
All depths
TOWNSHIP 15 NORTH, RANGE 58 WEST, 6th P.M.
Section 19:   Lots 1,2,3,4, E/2W/2
TOWNSHIP 15 NORTH, RANGE 59 WEST, 6th P.M.
Section 24:   All

Lessor:	Janice and J.W. Snyder Corporation, a Nebraska Corporation
Lessee:	Edward Mike Davis, L.L.C.
Dated:	April 26, 2010
Recorded:	Book OG 210, Page 233
County:	Kimball, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
All depths
TOWNSHIP 16 NORTH, RANGE 58 WEST, 6th P.M.
Section 3:   Lots 1,2,3,4, S/2N/2, S/2
Section 9:  SW

Lessor:	Cougar Valley Farms, LLC, an Iowa Limited Liability Company
Lessee:	Edward Mike Davis, L.L.C.
Dated:	April 26, 2010
Recorded:	Book OG 210, Page 220
County:	Kimball, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
All depths
TOWNSHIP 16 NORTH, RANGE 58 WEST, 6th P.M.
Section 8:   W/2

Kimball
County, NE

Lessor:	Charles Dunning and Shirley Dunning
Lessee:	Edward Mike Davis, L.L.C.
Dated:	May 1, 2010
Recorded:	Book OG 210, Page 245
County:	Kimball, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
All depths
TOWNSHIP 15 NORTH, RANGE 58 WEST, 6th P.M.
Section 19:  E/2
Section 20:  All, less a tract of land lying in the N/2 containing 191.36 acres

Lessor:	Barbara Eileen Gries
Lessee:	Edward Mike Davis, L.L.C.
Dated:	March 26, 2010
Recorded:	Book OG 210, Page 226
County:	Kimball, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
All depths
TOWNSHIP 15 NORTH, RANGE 59 WEST, 6th P.M.
Section 26:   Lots 1,2,3,4
Section 35:   Lots 1,2,3,4

Lessor:	James M. Larson and Jacquelyn D. Larson, individually and as Co-Trustees of the James M. Larson and Jacquelyn D. Larson Living Trust
Lessee:	Edward Mike Davis, L.L.C.
Dated:	March 5, 2010
Recorded:	Book OG 210, Page 84
County:	Kimball, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
All depths
TOWNSHIP 15 NORTH, RANGE 58 WEST, 6th P.M.
Section 19:   Lots 1,2,3,4, E/2, E/2W/2
Section 20:   All
TOWNSHIP 15 NORTH, RANGE 59 WEST, 6th P.M.
Section 24:  All
Section 26:   Lots 1,2,3,4
Section 35:   Lots 1,2,3,4

Kimball
County, NE

Lessor:	John W. Larson and Susan S. Larson
Lessee:	Edward Mike Davis, L.L.C.
Dated:	March 5, 2010
Recorded:	Book OG 210, Page 88
County:	Kimball, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
All depths
TOWNSHIP 15 NORTH, RANGE 58 WEST, 6th P.M.
Section 19:   Lots 1,2,3,4, E/2, E/2W/2
Section 20:   All
TOWNSHIP 15 NORTH, RANGE 59 WEST, 6th P.M.
Section 24:  All
Section 26:   Lots 1,2,3,4
Section 35:   Lots 1,2,3,4

Lessor:	Thomas W. Irwin, individually and as Trustee of The Thomas W. Irwin Family Trust, dated 6-20-1990
Lessee:	Edward Mike Davis, L.L.C.
Dated:	April 9, 2010
Recorded:	Book OG 210, Page 229
County:	Kimball, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
All depths
TOWNSHIP 14 NORTH, RANGE 59 WEST, 6th P.M.
Section 1:    Lots 3,4, S/2NW
Section 12:  N/2N/2

Kimball
County, NE

EXHIBIT “A”

Lessor:	Janice and J.W. Snyder Corporation, a Nebraska Corporation
Lessee:	Edward Mike Davis, L.L.C.
Dated:	April 26, 2010
Recorded:	Book OG 133, Page 82
County:	Banner, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
All depths
TOWNSHIP 17 NORTH, RANGE 58 WEST, 6th P.M.
Section 26:  SE

Lessor:	Carl E. Sundin and Nancy C. Sundin
Lessee:	Edward Mike Davis, L.L.C.
Dated:	March 5, 2010
Recorded:	Book 2165, Page 1345, Rec. #545362
County:	Laramie, WY
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
Surface to the base of the Greenhorn formation and below 150’ into Skull Creekformation to the Bottom
TOWNSHIP 15 NORTH, RANGE 60 WEST, 6th P.M.
Section 7:  E/2
Section 8:  NE, SW

Lessor:	State of Nebraska, Board of Educational Lands and Funds
Lessee:	Bear Oil and Gas, Inc.
Dated:	June 11, 2010
Lease #::	7558
County:	Banner, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
All depths
TOWNSHIP 16 NORTH, RANGE 59 WEST, 6th P.M.
Section 36:  All

Lessor:
Delight M. Adcock, as Attorney in Fact for Robert G. Adcock, Trustee of the Robert G. Adcock Revocable Trust dated 8/17/2000 and Delight M. Adcock, Trustee of the Delight M. Adcock Revocable Trust dated 8/17/2000

Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 21, 2009
Recorded:	Book OG 132, Page 247
County:	Banner, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
Surface to the base of the Greenhorn formation
TOWNSHIP 17 NORTH, RANGE 58 WEST, 6th P.M.
Section 26:  N/2, SW
Section 35:  All

Lessor:	Sam Houston
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 10, 2009
Recorded:	Book OG 132, Page 305
County:	Banner, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
Surface to the base of the Greenhorn formation
TOWNSHIP 17 NORTH, RANGE 58 WEST, 6th P.M.
Section 33:  All

Lessor:	Robert Charles Jeep and Martha Jeep
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 10, 2009
Recorded:	Book OG 132, Page 308
County:	Banner, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
Surface to the base of the Greenhorn formation
TOWNSHIP 17 NORTH, RANGE 58 WEST, 6th P.M.
Section 33:  All

Lessor:	Ronald Scott Jessen and Brenda Jessen
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 23, 2009
Recorded:	Book OG 132, Page 219
County:	Banner, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
Surface to the base of the Greenhorn formation
TOWNSHIP 17 NORTH, RANGE 58 WEST, 6th P.M.
Section 33:  All

Lessor:	F. Bert Linn and Donna L. Linn, as Trustees of the F. Bert Linn Trust,dated July 1, 1991
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 17, 2009
Recorded:	Book OG 132, Page 214
County:	Banner, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
Surface to the base of the Greenhorn formation
TOWNSHIP 17 NORTH, RANGE 58 WEST, 6th P.M.
Section 34:  NW, S/2

Banner County,
NE

Lessor:	Jane R. Temple, a/k/a Jane R. Linn
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 10, 2009
Recorded:	Book OG 132, Page 311
County:	Banner, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
Surface to the base of the Greenhorn formation
TOWNSHIP 17 NORTH, RANGE 58 WEST, 6th P.M.
Section 34:  S/2

Lessor:	LeRoy A. Person, Individually and as Trustee of the Leroy A. Person Living Trust
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 15, 2009
Recorded:	Book OG 132, Page 200
County:	Banner, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
Surface to the base of the Greenhorn formation
TOWNSHIP 18 NORTH, RANGE 58 WEST, 6th P.M.
Section 17:  S/2

Lessor:	Edith J. Rundell
Lessee:	Edward Mike Davis, L.L.C.
Dated:	February 20, 2010
Recorded:	Book OG 132, Page 388
County:	Banner, NE
Covering:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS:
Surface to the base of the Greenhorn formation
TOWNSHIP 18 NORTH, RANGE 58 WEST, 6th P.M.
Section 17:  NW
Section 18:  NE

Banner County,
NE